EXHIBIT 99.1

           PhotoMedex Announces First Quarter 2007 Results

          Sets Annual Stockholders' Meeting for June 26, 2007

    MONTGOMERYVILLE, Pa.--(BUSINESS WIRE)--May 3, 2007--PhotoMedex, Inc. (NASDAQ:PHMD) today announced financial and operating results for the quarter ended March 31, 2007. Financial highlights of the 2007 first quarter include:

    -- Domestic XTRAC(R) procedures up 32% from the prior-year first quarter and up 12% sequentially

    -- Domestic XTRAC(R) revenues up 71% from the prior-year first quarter

    -- XTRAC(R) gross profit up 570% from the prior-year first quarter and up 50% sequentially

    -- Dermatology division revenues up 18% from the prior-year first quarter

    Revenues for the first quarter of 2007 increased 12% to $9,028,568 from $8,081,162 in the first quarter of 2006. Domestic XTRAC revenues in this year's first quarter increased 71% from the 2006 first quarter. On a sequential basis, domestic XTRAC revenues increased 11% and skin care revenues were up 14%.

    Jeffrey O'Donnell, PhotoMedex CEO and President, commented, "We are very encouraged by the increases in XTRAC and skin care revenues in this year's first quarter and believe we are on target to meet or exceed our growth targets and financial goals for 2007 of total revenue growth of 15% to 20% over 2006 . As our business model dictates, and as expected at this point in our revenue growth, gross profit is growing faster than our top line. Once again we had positive cash flow from operations. We look forward to the expected beneficial impact of the recently published National Reference Policy issued by the Blue Cross Blue Shield Association, which we believe provides the support necessary for insurance companies to continue to adopt favorable coverage policies with respect to the XTRAC treatment for psoriasis over the coming months. Already as a result of this action, we have witnessed significant reimbursement improvements in Missouri, Arizona, Utah, Mississippi, and Nebraska."

    The net loss for the first quarter of 2007 was $1,882,341, or $(0.03) per share, compared with a net loss for the first quarter of 2006 of $2,350,261, or $(0.05) per share. This year's first quarter net loss included non-cash charges for stock-based compensation of $426,319 and depreciation and amortization of $1,149,200. The net loss for the first quarter of last year included non-cash charges for stock-based compensation of $466,790 and depreciation and amortization of 1,107,095. A reconciliation of non-GAAP financial measures used in this news release to GAAP financial measures and a presentation of the most directly comparable GAAP financial measures is included below in the section on Non-GAAP Measures.

    As of March 31, 2007, the Company had cash and cash equivalents of $12,202,678, including restricted cash of $156,000.

    Non-GAAP Measures

    To supplement PhotoMedex's consolidated financial statements presented in accordance with GAAP, PhotoMedex is providing certain non-GAAP measures of financial performance. These non-GAAP measures include non-GAAP net loss and non-GAAP loss per share. PhotoMedex's reference to these non-GAAP measures should be considered in addition to results prepared under current accounting standards, but are not a substitute for, nor superior to, GAAP results. These non-GAAP measures are provided to enhance investors' overall understanding of PhotoMedex's current financial performance and provide further information for comparative information due to the adoption of accounting standard FAS 123R.

    Specifically, the Company believes the non-GAAP measures provide useful information to both management and investors by isolating certain expenses, gains and losses that may not be indicative of its core operating results and business outlook. In addition, PhotoMedex believes the non-GAAP measures that exclude stock-based compensation enhance the comparability of results against prior periods. Reconciliation to GAAP accounting of all non-GAAP measures included in this press release is as follows:



                                          Three Months Ended March 31,
                                              2007           2006
                                         ---------------- ------------

Net Loss                                     $(1,882,341) $(2,350,261)
 Adjustments:
  Stock-based compensation expense               426,319      466,790
  Depreciation and amortization expense        1,149,200    1,107,095
  Other non-cash charges                          40,424       14,718
                                         ---------------- ------------
     Total adjustments                         1,615,943    1,498,603
                                         ---------------- ------------
Non-GAAP adjusted income (loss)                $(266,398)   $(851,658)
                                         ================ ============

Shares used in computing basic and fully
 diluted                                      62,536,054   52,173,618

Non-GAAP adjusted loss per basic and
 fully diluted share                               (0.00)       (0.02)


    Conference Call and Webcast Details

    PhotoMedex to hold a conference call to discuss the Company's first quarter 2007 results on Thursday, May 3, 2007 at 4:30 p.m.
Eastern time.

    To participate in the conference call, dial 877.502.9274 (and confirmation code # 6084572) approximately 5 to 10 minutes prior to the scheduled start time. If you are unable to participate, a digital replay of the call will be available from Thursday, May 3, from 7:30 p.m. ET until midnight on Wednesday, May 16, by dialing 888.203.1112 and using confirmation code # 6084572.

    The live broadcast of PhotoMedex, Inc.'s quarterly conference call will be available online with accompanying slide presentation by going to www.photomedex.com and clicking on the link to Investor Relations, and at www.streetevents.com. The online replay will be available shortly after the call at those sites.

    Annual Meeting

    The Annual Stockholders' Meeting is reset for June 26, 2007. Proxy statements will be mailed to shareholders approximately one month in advance of the meeting.

    About PhotoMedex

    PhotoMedex provides contract medical procedures to hospitals, surgi-centers and doctors' offices, offering a wide range of products and services across multiple specialty areas, including dermatology, urology, gynecology, orthopedics, and other surgical specialties. The Company is a leader in the development, manufacturing and marketing of medical laser products and services. In addition as a result of the merger with ProCyte, PhotoMedex now develops and markets products based on its patented, clinically proven Copper Peptide technology for skin health, hair care and wound care. The Company sells directly to dermatologists, plastic and cosmetic surgeons, spas and salons and through licenses with strategic partners into the consumer market, including a long-term worldwide license agreement with Neutrogena(R), a Johnson & Johnson company. ProCyte brands include Neova(R), Ti-Silc(R), VitalCopper(R), Simple Solutions(R) and AquaSante(R).

    SAFE HARBOR STATEMENT

    Some portions of the conference call, particularly those describing PhotoMedex' strategies, operating expense reductions and business plans, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. While PhotoMedex is working to achieve those goals, actual results could differ materially from those projected in the forward-looking statements as a result of a number of factors, including difficulties in marketing its products and services, need for capital, competition from other companies and other factors, any of which could have an adverse effect on the business plans of PhotoMedex, its reputation in the industry or its results. In light of significant uncertainties inherent in forward-looking statements included herein and in the conference call, the inclusion of such information in the conference call should not be regarded as a representation by PhotoMedex or its subsidiaries that the forward looking statements will be achieved. For further details and a discussion of these and other risks and uncertainties, please see our annual report on form 10-K for the year ended December 31, 2006, which is on file with the SEC. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.



                           PHOTOMEDEX, INC.
                  CONDENSED STATEMENTS OF OPERATIONS
                             (UNAUDITED)

                                          Three Months Ended March 31,
                                              2007           2006
                                         ---------------- ------------

Revenues                                      $9,028,568   $8,081,162

Cost of Sales                                  4,780,569    4,707,898
                                         ---------------- ------------
Gross profit                                   4,247,999    3,373,264
                                         ---------------- ------------

Operating expenses:
   Selling, general and administrative(2)      5,805,851    5,360,178
Research and development and engineering         248,070      242,204
                                         ---------------- ------------
                                               6,053,921    5,602,382
Loss from continuing operations before
 interest expense, net                        (1,805,922)  (2,229,118)

Interest expense, net                            (76,419)    (121,143)
                                         ---------------- ------------

Net loss                                     $(1,882,341) $(2,350,261)
                                         ================ ============


Basic and diluted net loss per share              $(0.03)      $(0.05)
                                         ================ ============


Shares used in computing basic and
 diluted net loss per share(1)                62,536,054   52,173,618
                                         ================ ============


(1) Includes Depreciation and
 Amortization                                  1,149,200    1,017,095

(2) Share-based compensation expense             426,319      466,790




                           PHOTOMEDEX, INC.
                CONDENSED CONSOLIDATED BALANCE SHEETS


                                        UNAUDITED
                                      March 31, 2007 December 31, 2006
                                      -------------- -----------------
      Assets
 Cash and cash equivalents              $12,202,678       $12,885,742
 Accounts receivable, net                 5,594,227         4,999,224
 Inventories                              7,823,935         7,301,695
 Other current assets                       490,145           534,135
 Property and equipment, net              9,026,327         9,054,098
 Other assets                            22,434,797        22,706,627
                                      -------------- -----------------
      Total Assets                      $57,572,109       $57,481,521
                                      ============== =================

      Liabilities and Stockholders'
       Equity
 Accounts payable and accrued
  liabilities                            $6,745,115        $5,681,143
 Other current liabilities                  929,911           755,913
 Bank and Lease Notes Payable             7,223,321         6,941,551
 Stockholders' equity                    42,673,762        44,102,914
                                      -------------- -----------------
      Total Liabilities and
       Stockholders' Equity             $57,572,109       $57,481,521
                                      ============== =================




                           PHOTOMEDEX, INC.
                CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (UNAUDITED)



                                          Three Months Ended March 31,
                                               2007          2006
                                          --------------- ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                    $(1,882,341) $(2,350,261)
  Adjustments to reconcile net loss to
   net cash used in operating activities:
  Depreciation and amortization                1,149,200    1,017,095
  Stock-based compensation expense
   related to employee options and
   restricted stock                              426,319      466,790
  Provision for bad debts                              -       58,246
  Other                                           40,424       14,718
 Changes in assets and liabilities:
 (Increase) decrease in:
  Accounts Receivables                          (596,143)    (144,649)
  Inventories                                   (456,920)     528,890
  Prepaid expenses and other assets              180,769       93,236
 Increase (decrease) in:
  Accounts payable & other accrued
   expenses                                    1,080,461      731,237
  Deferred revenues                              157,506      106,092
                                          --------------- ------------
 Net cash (used in) provided by operating
  activities                                      99,275      521,394

CASH FLOWS FROM INVESTING ACTIVITIES:           (909,815)  (1,090,533)

CASH FLOWS FROM FINANCING ACTIVITIES:            127,476      624,415
                                          --------------- ------------

NET INCREASE IN CASH                            (683,064)      55,276

CASH, BEGINNING OF PERIOD                     12,729,742    5,403,036
                                          --------------- ------------

CASH, END OF PERIOD                           12,046,678    5,458,312

RESTRICTED CASH                                  156,000      207,050
                                          --------------- ------------

TOTAL                                        $12,202,678   $5,665,362
                                          =============== ============


    The following tables reflect unaudited results of operations for our business segments for the periods indicated below:



                          Three Months Ended March 31, 2007
               -------------------------------------------------------



                          INTERN'L                         SURGICAL
                DOMESTIC    DERM.               SURGICAL   PRODUCTS
                  XTRAC    EQUIPMENT SKIN CARE   SERVICES  AND OTHER
               -------------------------------------------------------
Revenues       $1,806,926  $678,818 $3,485,710 $1,820,205 $1,236,909
Costs of
 revenues       1,049,421   450,446  1,026,648  1,565,638    688,416
               -------------------------------------------------------
Gross profit      757,505   228,372  2,459,062    254,567    548,493
               -------------------------------------------------------
Gross profit %      41.90%    33.60%     70.50%     14.00%     44.30%

 Allocated
  Operating
  expenses:
 Selling,
  general and
  administra
 tive           1,537,152    24,920  1,408,564    236,904    139,275
 Engineering
 and product
  development           -         -     96,102          -    151,968

 Unallocated
  Operating
  expenses              -         -          -          -          -
               -------------------------------------------------------
                1,537,152    24,920  1,504,666    236,904    291,243
               -------------------------------------------------------
 Income (loss)
  from
  operations     (779,647)  203,452    954,396     17,663    257,250

 Interest
  expense, net          -         -          -          -          -
               -------------------------------------------------------

Net income
 (loss)         ($779,647) $203,452   $954,396    $17,663   $257,250
               =======================================================

                                     Three Months Ended March 31, 2007
                                     ---------------------------------



                                                             TOTAL
                                     ---------------------------------
Revenues                                                   $9,028,568
Costs of revenues                                           4,780,569
                                     ---------------------------------
Gross profit                                                4,247,999
                                     ---------------------------------
Gross profit %                                                  47.00%

 Allocated Operating expenses:
 Selling, general and administra
 tive                                                       3,346,815
 Engineering
 and product development
                                                              248,070

 Unallocated Operating expenses
                                                            2,459,036
                                     ---------------------------------
                                                            6,053,921
                                     ---------------------------------
 Income (loss) from operations
                                                           (1,805,922)

 Interest expense, net                                        (76,419)
                                     ---------------------------------

Net income (loss)                                         ($1,882,341)
                                     =================================




                         Three Months Ended March 31, 2006
              --------------------------------------------------------



                          INTERN'L                         SURGICAL
               DOMESTIC     DERM.               SURGICAL   PRODUCTS
                  XTRAC    EQUIPMENT SKIN CARE   SERVICES  AND OTHER
              --------------------------------------------------------
Revenues       $1,059,630  $531,065 $3,460,561 $1,616,034 $1,413,872
Costs of
 revenues         946,612   330,290  1,052,444  1,414,578    963,974
              --------------------------------------------------------
Gross profit      113,018   200,775  2,408,117    201,456    449,898
              --------------------------------------------------------
Gross profit %      10.70%    37.80%     69.60%     12.50%     31.80%

 Allocated
  Operating
  expenses:
 Selling,
  general
 and
  administra
 tive           1,131,951    17,431  1,428,174    252,076    140,807
 Engineering
 and product
  development           -         -    105,735          -    136,469

 Unallocated
  Operating
  expenses              -         -          -          -          -
              --------------------------------------------------------
                1,131,951    17,431  1,533,909    252,076    277,276
              --------------------------------------------------------
 Income (loss)
  from
  operations   (1,018,933)  183,344    874,208    (50,620)   172,622

Interest
 expense, net           -         -          -          -          -
              --------------------------------------------------------

Net income
 (loss)       ($1,018,933) $183,344   $874,208   ($50,620)  $172,622
              ========================================================

                                     Three Months Ended March 31, 2006
                                     ---------------------------------



                                                             TOTAL
                                     ---------------------------------
Revenues                                                   $8,081,162
Costs of revenues                                           4,707,898
                                     ---------------------------------
Gross profit                                                3,373,264
                                     ---------------------------------
Gross profit %                                                  41.70%

 Allocated Operating expenses:
 Selling, general
 and administra
 tive                                                       2,970,439
 Engineering
 and product development
                                                              242,204

 Unallocated Operating expenses
                                                            2,389,739
                                     ---------------------------------
                                                            5,602,382
                                     ---------------------------------
 Income (loss) from operations
                                                           (2,229,118)

Interest expense, net                                        (121,143)
                                     ---------------------------------

Net income (loss)                                         ($2,350,261)
                                     =================================

    CONTACT: PhotoMedex, Inc.
             Dennis McGrath, CFO
             215-619-3287
             info@photomedex.com
             or
             Lippert/Heilshorn & Associates, Inc.
             Kim Sutton Golodetz (investors)
             212-838-3777
             Kgolodetz@lhai.com
             Bruce Voss, 310-691-7100
             Bvoss@lhai.com